Certain confidential information contained in this document, marked by “[***]”, has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) is the type of information that the Company treats as private or confidential.

EXECUTION VERSION
EXHIBIT 10.5.2
JOINT AMENDMENT NO. 1 TO THE PC REPURCHASE AGREEMENT AND TO THE PRICING SIDE LETTER

This Joint Amendment No. 1 (this “Amendment”) to the PC Repurchase Agreement (as defined below) and the Pricing Side Letter (as defined below), is entered into as of May 28, 2025 (the “Effective Date”), among LOANDEPOT GMSR MASTER TRUST (the “Issuer” or the “Buyer”) and LOANDEPOT.COM, LLC (“loanDepot” or the “Seller”) and consented to by CITIBANK, N.A. (“Citibank”), as indenture trustee (in such capacity, the “Indenture Trustee”) and NOMURA CORPORATE FUNDING AMERICAS, LLC (“NCFA”), as administrative agent (in such capacity, the “Administrative Agent”) and as noteholder of 100% of the Outstanding VFNs (in such capacity, the “Noteholder”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the PC Repurchase Agreement.
W I T N E S S E T H:
WHEREAS, Buyer and Seller have entered into that certain Third Amended and Restated Master Repurchase Agreement, dated as of January 25, 2024 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “PC Repurchase Agreement”) and the related Third Amended and Restated Pricing Side Letter, dated as of January 25, 2024 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”);
WHEREAS, the Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the PC Repurchase Agreement and the Pricing Side Letter be amended on the Effective Date to reflect the certain agreed upon revisions to the terms of the PC Repurchase Agreement and the Pricing Side Letter;
WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), loanDepot, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), the Administrative Agent and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Third Amended and Restated Base Indenture, dated as of January 25, 2024 (as amended by Amendment No. 1, dated as of May 28, 2025, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), as supplemented by (i) the Second Amended and Restated Series 2017-VF1 Indenture Supplement, dated as of January 25, 2024 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent, (ii) the Amended

and Restated Series 2021-PIAVF1 Indenture Supplement, dated as of January 25, 2024 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-PIAVF1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent, (iii) the Amended and Restated Series 2021-SAVF1 Indenture Supplement, dated as of January 25, 2024 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-SAVF1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent, and (iv) the Amended and Restated Series 2017-MBSADV1 Indenture Supplement, dated as of January 25, 2024 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-MBSADV1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent;
WHEREAS, currently there are four (4) Outstanding Series of Variable Funding Notes: (i) the Series 2017-VF1 Note (the “Series 2017-VF1 Note”), which was issued to loanDepot pursuant to the terms of the Series 2017-VF1 Indenture Supplement, and which was purchased by NCFA under the Series 2017-VF1 Master Repurchase Agreement, dated as of January 25, 2024 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Repurchase Agreement”), by and among loanDepot, the Administrative Agent and NCFA, pursuant to which loanDepot sold all of its rights, title and interest in the Series 2017-VF1 Note to NCFA, (ii) the Series 2021-PIAVF1 Note (the “Series 2021-PIAVF1 Note”), which was issued to loanDepot pursuant to the terms of the Series 2021-PIAVF1 Indenture Supplement, and which was purchased by NCFA under the Series 2021-PIAVF1 Master Repurchase Agreement, dated as of January 25, 2024 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-PIAVF1 Repurchase Agreement”), by and among loanDepot, the Administrative Agent and NCFA, (iii) the Series 2021-SAVF1 Note (the “Series 2021-SAVF1 Note”), which was issued to loanDepot pursuant to the terms of the Series 2021-SAVF1 Indenture Supplement, and which was purchased by NCFA under the Series 2021-SAVF1 Master Repurchase Agreement, dated as of January 25, 2024 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-SAVF1 Repurchase Agreement”), by and among loanDepot, the Administrative Agent and NCFA, and (iv) the Series 2017-MBSADV1 Note (the “Series 2017-MBSADV1 Note”), which was issued pursuant to the Series 2017-MBSADV1 Indenture Supplement and sold to NCFA pursuant to the Note Purchase Agreement, dated as of January 25, 2024 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-MBSADV1 Note Purchase Agreement”), by and among the Issuer, the Administrative Agent and NCFA, as purchaser;

WHEREAS, pursuant to Section 10.15 of the PC Repurchase Agreement, any provision providing for the exercise of any action or discretion by Buyer shall be exercised by the Indenture Trustee at the written direction of either 100% of the VFN Noteholders or the Majority Noteholders of all Outstanding Notes;
WHEREAS, pursuant to Section 10.3(g)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, loanDepot shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent;
WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Administrative Agent and the Series Required Noteholders (as defined in the Base Indenture) of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);
WHEREAS, (i) pursuant to the Trust Agreement, loanDepot is the sole Owner of the Issuer, (ii) pursuant to the Series 2017-VF1 Indenture Supplement, with respect to the Series 2017-VF1 Note, any Action provided by the Base Indenture or the Series 2017-VF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by NCFA, as the buyer of the Series 2017-VF1 Note under the Series 2017-VF1 Repurchase Agreement, (iii) pursuant to the Series 2021-PIAVF1 Indenture Supplement, with respect to the Series 2021-PIAVF1 Note, any Action provided by the Base Indenture or the Series 2021-PIAVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by NCFA, as the buyer of the Series 2021-PIAVF1 Note under the Series 2021-PIAVF1 Repurchase Agreement, (iv) pursuant to the Series 2021-SAVF1 Indenture Supplement, with respect to the Series 2021-SAVF1 Note, any Action provided by the Base Indenture or the Series 2021-SAVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by NCFA, as the buyer of the Series 2021-SAVF1 Note under the Series 2021-SAVF1 Repurchase Agreement, and (v) pursuant to the terms of the Series 2017-MBSADV1 Note Purchase Agreement, NCFA is the purchaser of the Series 2017-MBSADV1 Note, and therefore NCFA is Noteholder of 100% of the Outstanding VFNs;
WHEREAS, the PC Repurchase Agreement and Pricing Side Letter are Transaction Documents;
NOW THEREFORE, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the PC Repurchase Agreement and the Pricing Side Letter are hereby amended as follows:
SECTION 1.Amendments to the PC Repurchase Agreement.

(a)Section 1.01 of the PC Repurchase Agreement is hereby amended by deleting the definitions of “Capital Leases”, “Eligible Securities”, “Preferred Stock”, and “Synthetic Leases” in their entirety.
(b)Section 1.01 of the PC Repurchase Agreement is hereby amended by deleting the definitions of “Guarantee” and “Indebtedness” in their entirety and replacing them with the following:
“Guarantee” means, as to any Person, [***].
(c)“Indebtedness” means, for any Person, [***]
(d)Section 2.03 of the PC Repurchase Agreement is hereby amended by deleting Section 2.03(d) and replacing it with the following:
(e)(d)     If Seller, at its option makes a payment (an “Optional Payment”), so that Buyer can use such Optional Payment to effect a redemption of any portion of a Class of Notes pursuant to Section 13.1 of the Base Indenture, Seller shall contemporaneously pay to Buyer all accrued and unpaid Price Differential on the amount so prepaid, together with the applicable Specified Call Premium Amounts (as defined in any applicable Indenture Supplement) then due and payable, if any. Any such Optional Payment shall be made to the Dedicated Account and shall be applied to the outstanding Purchase Price attributable to each applicable Participation Certificate on a pro rata basis.
SECTION 2.Amendments to the Pricing Side Letter.
(a)Section 1 of the Pricing Side Letter is hereby amended by deleting the definitions of “Adjusted Tangible Net Worth” and “Cash Equivalents” in their entirety and replacing them with the following:
“Adjusted Tangible Net Worth” means, for any Person, [***].
“Cash Equivalents” means [***]:
(b)Section 1 of the Pricing Side Letter is hereby amended by deleting the definition of “Intangible Assets” in its entirety.
(c)Section 1 of the Pricing Side Letter is hereby amended by adding the following definition in proper alphabetical order:
“Net Worth” means, with respect to any Person, [***]
SECTION 3.Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of Buyer, executed and delivered by the duly authorized officers of Administrative Agent, the Buyer and the Seller.

SECTION 4.Consent, Acknowledgment and Waiver. By execution of this Amendment, NCFA, in its capacity as Noteholder of all Outstanding Variable Funding Notes, hereby consents to this Amendment. The Noteholder certifies it is the sole Noteholder of the Variable Funding Notes with the right to instruct the Indenture Trustee. In addition, The Noteholder certifies as to itself that (i) it is authorized to execute and deliver this consent and such power has not been granted or assigned to any other person, (ii) the Person executing this Amendment on behalf of the Noteholder is duly authorized to do so, (iii) the Indenture Trustee may conclusively rely upon such consent and certifications, (iv) the execution by the Noteholder of this Amendment should be considered an “Act” by the Noteholder pursuant to Section 1.5 of the Base Indenture, and (v) it acknowledges and agrees that the amendments effected by this Amendment shall become effective on the Effective Date. NCFA hereby authorizes and directs the Indenture Trustee to cause the Issuer to execute this Amendment pursuant to Section 10.15 of the PC Repurchase Agreement and to execute this Amendment as evidence of the exercise of such action.
SECTION 5.Representations and Warranties. Seller hereby represents and warrants to the Administrative Agent and Buyer that it is in compliance with all the terms and provisions set forth in the PC Repurchase Agreement and the related Pricing Side Letter on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article III of the PC Repurchase Agreement.
SECTION 6.Limited Effect. Except as expressly amended and modified by this Amendment, the Pricing Side Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms.
SECTION 7.Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.
SECTION 8.No Recourse. It is expressly understood and agreed by the parties to this Amendment that (i) the Issuer is a statutory trust existing as a separate legal entity under Delaware law, and each of the representations, warranties, covenants, agreements and obligations (including payment and indemnification obligations), if any, of the Issuer under this Amendment are solely the obligation of the Issuer; provided that any such obligations shall be limited recourse obligations, payable solely from the Trust Estate, as set forth in the Base Indenture, (ii) no recourse may be taken, directly or indirectly, with respect to such representations, warranties, covenants, agreements and obligations, if any, of the Issuer set forth in this Amendment or any related document, against Wilmington Savings Fund Society, FSB (“WSFS”), in its individual capacity or in its capacity as Owner Trustee of the Issuer, (iii) nothing herein contained shall be construed as creating any obligation or liability on the part of WSFS, individually or personally or as Owner Trustee, to perform any covenant or obligation under this Amendment, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) WSFS has not verified and has made no and will make no investigation as to the accuracy or completeness of any representation, warranty or covenant, if any, of the Issuer, and (v) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment and any other agreement related hereto. Other than as set forth in the Trust Agreement, (i) the duties and obligations of the Issuer hereunder will be performed by the Administrator, pursuant to authority granted to it under the Trust Agreement, as applicable, and (ii) under no circumstances shall the Owner Trustee have any duty or obligation to monitor, exercise or perform the rights, duties or obligations of the Issuer hereunder.
SECTION 9.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 10.GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
LOANDEPOT GMSR MASTER TRUST, as Buyer
By:    Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

                        By:/s/ Mary Emily Pagano
                        Name: Mary Emily Pagano
Title: Vice President
[LD GMSR – Joint Amendment No. 1 to 3rd A&R PC Repurchase Agreement and 3rd A&R Pricing Side Letter]

LOANDEPOT.COM, LLC, as Seller

By: /s/ David Hayes Name: David Hayes Title: CFO

[LD GMSR – Joint Amendment No. 1 to 3rd A&R PC Repurchase Agreement and 3rd A&R Pricing Side Letter]

CONSENTED AND AGREED TO BY:

NOMURA CORPORATE FUNDING
AMERICAS, LLC, as Administrative Agent

By: /s/ David Zack Name: David Zack Title: Executive Director

[LD GMSR – Joint Amendment No. 1 to 3rd A&R PC Repurchase Agreement and 3rd A&R Pricing Side Letter]

CONSENTED AND AGREED TO BY:
CITIBANK, N.A., as Indenture Trustee and not in its individual capacity
By:
Name:
Title:

[LD GMSR – Joint Amendment No. 1 to 3rd A&R PC Repurchase Agreement and 3rd A&R Pricing Side Letter]

CONSENTED AND AGREED TO BY:

NOMURA CORPORATE FUNDING
AMERICAS, LLC, as Noteholder of 100% of the Outstanding VFNs

By:
Name:
Title:
[LD GMSR – Joint Amendment No. 1 to 3rd A&R PC Repurchase Agreement and 3rd A&R Pricing Side Letter]